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                  ONE GROUP-REGISTERED TRADEMARK- MUTUAL FUNDS

                         BOND FUNDS COMBINED PROSPECTUS
                      Supplement dated September 24, 1999
                       to Prospectus dated March 18, 1999

                ONE GROUP-REGISTERED TRADEMARK- INCOME BOND FUND

    A Special Meeting of Shareholders ("Special Meeting") of One
Group-Registered Trademark- Income Bond Fund (the "Fund") will be held on Friday, November 19, 1999 at 10:00 a.m. for the following purposes:

    1. To approve a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC with respect to the Fund; and

    2. To transact such other business as may properly come before the Special Meeting.

    Only shareholders of record at the close of business on Thursday, September 23, 1999 are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof. Accordingly, investors who were not shareholders of record at the close of business on September 23, 1999 will not be entitled to notice of, or to vote at, this Special Meeting or any adjournment thereof. If the Sub-Investment Advisory Agreement is approved, Banc One High Yield Partners, LLC will act as sub-advisor to the Fund with regard to that portion of the Fund's assets designated by Banc One Investment Advisors for investment in corporate fixed-income securities and instruments which are rated below investment grade or unrated corporate fixed-income securities of similar quality. The Fund currently cannot invest more than 30% of its total assets in this type of security. Approval of the Sub-Investment Advisory Agreement will not result in any change in the Fund's investment restrictions or an increase in the contractual rate of any advisory fees payable by the Fund. The sub-investment advisory fees will be paid by Banc One Investment Advisors and not by the Fund.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE